Exhibit 99.(a)(1)(ii)

LETTER OF TRANSMITTAL

relating to the offer of

AMERICAN FINANCIAL REALTY TRUST

to purchase for cash any and all of its outstanding

4.375% CONVERTIBLE SENIOR NOTES DUE 2024

(Cusip No. 02607PAB3)

Pursuant to the Offer to Purchase dated March 3, 2008

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 28, 2008, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer (the “Depositary”) is:

Deutsche Bank Trust Company Americas

By Mail or Hand:	By Facsimile (Eligible Institutions Only):	By Overnight Courier:

DB Services Tennessee, Inc. Reorganization Unit P.O. Box 305050 Nashville, TN 37230	(615) 835-3701	DB Services Tennessee, Inc. Trust and Securities Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211

For information or to confirm receipt of facsimile:
(800) 735-7777

(Customer Service)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS BELOW SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

HOLDERS WHO WISH TO HAVE THEIR NOTES PURCHASED BY THE COMPANY MUST DELIVER THEIR NOTES AND THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 28, 2008.

This letter of transmittal (the “Letter of Transmittal”) is to be completed by holders who are physically delivering certificates evidencing American Financial Realty Trust’s 4.375% Convertible Senior Notes due 2024 (the “Notes”) to the Depositary. No Letter of Transmittal is required if the Notes are to be delivered by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”). Holders that are surrendering Notes by book-entry transfer should do so through a financial institution that is a DTC participant and is shown on a security position listing as the owner of the Notes, using the DTC’s Automated Tender Offer Program (“ATOP”). The DTC participant must transmit its acceptance of the Offer (as defined below) to DTC. DTC will then verify the acceptance, execute a book-entry delivery of the Notes to the Depositary’s account at DTC and send the Depositary an Agent’s Message (as defined below) by which the holder agrees to be bound by the terms of this Letter of Transmittal. Delivery of the Agent’s Message by DTC will satisfy the requirements of Offer as to execution and delivery of a Letter of Transmittal. The term “Agent’s Message” means a message transmitted by DTC, received by the Depositary and forming part of the book-entry confirmation which states that DTC has received an express acknowledgment from the DTC participant tendering Notes that are the subject of such book-entry confirmation that such DTC participant has received.

Tenders of Notes by guaranteed delivery procedures are not permitted. All Notes must be tendered and received prior to the Expiration Date in order to qualify for payment of the Purchase Price.

Delivery of documents to DTC does not constitute delivery to the Depositary.

Your broker, dealer, commercial bank, trust company, or other nominee can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase (as defined below) or this Letter of Transmittal may be directed to Global Bondholder Services Corporation, as information agent (the “Information Agent”), as described in Instruction 11 below.

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and attach the schedule to this Letter of Transmittal. Surrenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples of that amount.

DESCRIPTION OF NOTES*

Name(s) and Address(es) of Registered Holder(s). (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)**	Principal Amount Tendered

Total Principal Amount of Notes

*	Need not be completed by holders surrendering by book-entry transfer.

**

Unless otherwise indicated in the column labeled “Principal Amount Tendered”, a holder will be deemed to have surrendered the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

The undersigned hereby tenders to American Financial Realty Trust (the “Company”), upon the terms and subject to the conditions set forth in its Offer to Purchase (the “Offer to Purchase”) dated March 3, 2008 with respect to its 4.375% Convertible Senior Notes due 2024 (CUSIP No. 02607PAB3) (the “Notes”), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the “Offer”), the principal amount of Notes indicated in such table under the column headings “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Purchase. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase. In the event of any inconsistency between this Letter of Transmittal and the Offer to Purchase, the Offer to Purchase shall govern.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes surrendered with this Letter of Transmittal, and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to those Notes. The undersigned irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to those Notes, with full power of substitution, to (1) present the Notes and all evidences of transfer and authenticity, or transfer ownership of, the Notes on the account books maintained by DTC, to or upon the order of the Company, (2) present the Notes for transfer of ownership on the books of the Company, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the Notes. That power of attorney is intended to be an irrevocable power of attorney, coupled with an interest.

If the undersigned is not the registered Holder of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount Tendered” or the Holder’s legal representative or attorney-in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal the Notes that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered Holder, in any case signed exactly as the name of the registered Holder appears on the Notes, with the signatures on the certificates or instruments of transfer guaranteed as described below.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the Letter of Transmittal instructions will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Company’s acceptance of such Notes for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for payment (and thereby purchased) tendered Notes, or defectively tendered Notes with respect to which the Company has, or has caused to be, waived such defect, if, as and when the Company gives written notice to the Depositary of its acceptance for payment of such Notes.

The undersigned understands that the surrender of Notes made with this Letter of Transmittal may be withdrawn at or before 12:00 midnight, New York City time, on Friday, March 28, 2008, but not after that, unless the Company has not accepted the Notes for payment by April 28, 2008, as described in Instruction 4.

The undersigned understands that Notes tendered prior to the Expiration Date may be withdrawn by written notice of withdrawal (or a properly transmitted “Request Message” through ATOP) received by the Depositary at any time on or prior to the Expiration Date, but not thereafter unless the Company has not accepted them for payment by April 28, 2008 or the Offer is terminated without any Notes being purchased thereunder as set forth in the Offer to Purchase. In the event of a termination of the Offer, Notes tendered in response to the terminated Offer will be returned to the tendering Holder promptly. The undersigned also understands that the Offer may be extended pursuant to the Offer to Purchase. During any extension of the Offer, all Notes previously tendered and not accepted for purchase will remain subject to the Offer and may, subject to the terms and conditions of the Offer, be accepted for purchase by the Company.

The undersigned represents and warrants that the undersigned has full power and authority to surrender, sell, assign and transfer the Notes which are surrendered with this Letter of Transmittal and that, when those Notes are accepted for payment by the Company, the Company will acquire good and unencumbered title to the Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights. The undersigned will, upon request, execute and deliver any additional documents which the Depositary or the Company reasonably requests to complete the sale, assignment and transfer of the Notes surrendered with this Letter of Transmittal.

All authority conferred by this Letter of Transmittal will survive, and will not be affected by, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal will bind the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees and other legal representatives in bankruptcy.

The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered Notes, will be determined by the Company, in its sole discretion, whose determination will be final and binding.

Unless otherwise indicated herein in the box below labeled “Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of Notes tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled “Special Payment Instructions,” the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

If the “Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance/Delivery Instructions” box to transfer any Notes from the names of the registered Holder(s) thereof if it does not accept for purchase any of such tendered Notes. If the “Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for tendered Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

PLEASE SIGN HERE

(To Be Completed By All Surrendering Holders of Notes)

This Letter of Transmittal must be signed by the registered holder(s) of the Notes exactly as the name(s) of the holder(s) appear(s) on certificate(s) for the Notes or, if surrendered by a DTC participant, exactly as such participant’s name appears on a security position listing as the owner of the Notes, or by person(s) authorized to become registered holder(s) either by endorsements on certificates for the Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on the Notes and signatures on bond powers by registered holders who do not execute this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6 below. If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of his or her to act in that capacity. See Instruction 6 below.

X
X

Signature(s) of Registered holder(s) or Authorized Signatory

Dated:	, 2008

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or
Social Security No.:

SIGNATURE GUARANTEE (See Instruction 1 below)
Certain Signatures Must Be Guaranteed by an Eligible Institution

Name of Eligible Institution Guaranteeing signature(s))

(Address (including zip code) and Telephone Number (including area code) of eligible institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:	, 2008

SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)

To be completed ONLY if Notes in a principal amount not tendered or accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.

Name:
(Please Print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 below)
Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Number of Account Party:

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.

Name:
(Please Print)

Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 below)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes are tendered by the registered Holder of such Notes, or by a participant in DTC whose name appears on a security position listing as the owner of such Notes, and that Holder has not completed either of the boxes entitled “Special Issuance/ Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal or for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Notes are to be issued to a person other than the registered Holder, the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 6.

2.             Delivery of Letter of Transmittal and Notes. This Letter of Transmittal is to be completed by Holders if certificates for tendered Notes are to be physically delivered to the Depositary.

All physically delivered Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Notes delivered electronically and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the Expiration Date (in order to receive the Purchase Price). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their Notes for payment.

3.             Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached to this Letter of Transmittal.

4.             Withdrawal of Tenders; Amendment and Extension. A Holder of Notes may withdraw tendered Notes at any time before the Expiration Date, but not thereafter unless the Company has not accepted the Notes for payment by April 28, 2008. If the Company terminates the Offer or does not purchase any Notes in the Offer, the Company will instruct the Depositary to return such Notes, at the Company’s expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, those Notes will be credited to the account maintained at DTC from which those Notes were delivered) unless otherwise requested by such Holder under “Special Issuance/Delivery Instructions; Special Payment Instructions” below, promptly following the Expiration Date or termination of the Offer.

If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered in response to the Offer is delayed (whether before or after the Company’s acceptance for payment of Notes) or the Company is unable to accept for payment or pay for the Notes tendered in response to the Offer, the Company may (without prejudice to its rights set forth in the Offer to Purchase) instruct the Depositary to retain tendered Notes, and such Notes may not be withdrawn except in accordance with “The Offer - Withdrawal of Tenders” in the Offer to Purchase (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

For a withdrawal of Notes tendered in response to the Offer to be effective, a written or facsimile transmission notice of withdrawal or a “Request Message” must be received by the Depositary before the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must:

(a)           specify the name of the person who tendered the Notes to be withdrawn;

(b)           contain a description of the Notes to be withdrawn;

(c)                                  identify the certificate number or numbers shown on the particular certificates evidencing such Notes and the aggregate principal amount represented by such Notes; and

(d)                                 be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered including any required signature guarantees.

The signature on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Notes have been tendered for the account of an Eligible Institution. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed timely and properly completed and presented notice of withdrawal or a Request Message is effective immediately upon receipt thereof, even if physical release is not yet effected.

Any permitted withdrawal of tendered Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered. However, properly withdrawn Notes may be re-tendered, by again following one of the procedures described in “The Offer - Procedures for Tendering Notes,” in the Offer to Purchase, at any time on or before the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). None of the Company, the Depositary, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or Request Message, or incur any liability for failure to give any such notification.

If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional materials relating to the Offer and extend the Offer to the extent required by law. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount of Notes subject to the Offer is increased or decreased, the Offer will remain open at least 10 business days from the date the Company first gives notice of such increase or decrease to Holders of Notes subject to the Offer, by press release or otherwise.

5.             Partial Tenders. (Not applicable to Holders who tender by book-entry transfer.) Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If Holders wish to tender with respect to less than the entire principal amount of any Notes submitted, Holders must fill in the principal amount that is to be tendered in the columns entitled “Principal Amount Tendered.”  In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by the Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

6.             Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

If this Letter of Transmittal is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered Holders, in any case signed exactly as the name or names of the registered Holders appear on the Notes, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

7.             Special Issuance/Delivery Instructions; Special Payment Instructions. If a check and/or certificates for Notes representing principal amounts not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “Special Issuance/ Delivery Instructions” or “Special Payment Instructions” box on this Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.

8.             Transfer Taxes. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to the Company, or to the Company’s order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

9.             Waiver of Conditions. The conditions of the Offer are for the sole benefit of the Company. The conditions may be asserted by the Company regardless of the circumstances, including any action or inaction by the Company, giving rise to such condition or may be waived by the Company in whole or in part at any time and from time to time in its sole discretion before the Expiration Date. The failure of the Company at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right that may be asserted at any time and from time to time.

10.          Substitute Form W-9. Each tendering Holder must either (i) provide the Depositary with a correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and certify, under penalty of perjury, that such TIN is correct, such Holder is not subject to backup withholding and such Holder is a United States person or (ii) establish another basis for exemption from backup withholding. As provided on Substitute Form W-9, a tendering Holder must cross out item (2) of Part II of Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a penalty imposed by the Internal Revenue Service and a federal income tax backup withholding (currently, at a rate of 28%) on any payment made pursuant to the Offer. Certain Holders are not subject to backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on Substitute Form W-9. A tendering Holder that is a non-U.S. person (including a foreign corporation) may qualify as an exempt recipient by submitting to the Depositary an appropriate and properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. Appropriate Forms W-8 can be obtained from the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

11.          Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at (866) 540-1500. A Holder also may contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with Notes and all other required documents, must be received by the Depositary on or before the Expiration Date in order for Holders to receive the Purchase Price.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment is generally required to provide the Depositary with such Holder’s correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual Holder’s social security number or a Holder’s employer identification number. If the Depositary is not provided with the correct TIN, the Holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding (currently at a rate of 28%).

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

Certain Holders (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on Substitute Form W-9. Non-U.S. Holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Depositary an appropriate and properly completed Internal Revenue Service Form W-8 (available from the Depositary), signed, under penalties of perjury, attesting to such Holder’s exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on any payment made to a Holder with respect to Notes purchased pursuant to the Offer, each tendering Holder that is a U.S. person (including a resident alien) must provide the Depositary with the Holder’s correct TIN by completing the form below, certifying that: (A) the TIN provided on Substitute Form W-9 is correct (or that the Holder is awaiting a TIN); (B) that the Holder is not subject to backup withholding because (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding; and (C) the Holder is a United States person (including a United States resident alien).

If a Holder does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 concerning applying for a TIN. If the tendering Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. In such case, the Depositary will withhold 28% of all payments made pursuant to the Offer, unless a TIN is provided to the Depositary by the time of payment.

WHAT NUMBER TO GIVE THE DEPOSITARY

The Holder is required to give the Depositary the TIN of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Deutsche Bank Trust Company Americas, as Depositary

The Substitute Form W-9 BELOW must be completed and signed.   PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (‘‘TIN’’) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Substitute Form W-9

Department of the Treasury Internal Revenue Service

Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status:	☐	Exempt from
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other		backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

PART I              TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT.   For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”

Social Security Number OR Employer Identification Number

PART II Certification

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)

I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S Person	Date

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE ‘‘IMPORTANT TAX INFORMATION.’’

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE
“APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S Person	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE IRS FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER—Social Security numbers have nine digits separated by two hyphens:  i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen:  i.e., 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:			GIVE THE NAME AND SOCIAL SECURITY NUMBER OF—

1.	Individual		The individual

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, any one of the individuals(1)

3.	Custodian account of a minor (Uniform Gift to Minor Act)		The minor(2)

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual.		The owner(3)

FOR THIS TYPE OF ACCOUNT:		GIVE THE NAME AND EMPLOYEE IDENTIFICATION NUMBER OF—

6.	Disregarded entity not owned by an individual	The owner(3)

7.	A valid trust, estate, or pension trust	Legal entity(1)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)          List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)          Circle the minor’s name and furnish the minor’s social security number.

(3)          You must show your individual name, but you may also enter your business or ‘doing business as’ name. You may use either your social security number or employer identification number (if you have one).

(4)          List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:            If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE IRS FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain IRS Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration (or get this form online at www.ssa.gov) or the IRS (online at www.irs.gov) and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on payments made in connection with the offer include the following:

•                 A corporation.

•                  A financial institution.

•                  An organization exempt from tax under section 501(a), or an individual retirement plan.

•                  The United States or any agency or instrumentality thereof.

•                  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•                  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•                  An international organization, or any agency or instrumentality thereof.

•                  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under section 584(a).

•                  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•                  A foreign central bank of issue.

Exempt payees described above should provide a Substitute IRS Form W-9 to avoid possible erroneous backup withholding. Provide this form to the payer, furnish your taxpayer identification number, write “exempt” on the face of the form, sign and date the form and return it to the payer. If you are a nonresident alien or a foreign entity not subject to backup withholding, provide the payer with a completed IRS Form W-8BEN (certificate of foreign status of beneficial owner for United States tax withholding).

PRIVACY ACT NOTICE.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)          PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)          CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)          CRIMINAL PENALTY FOR FALSIFYING INFORMATION.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)          MISUSE OF TAXPAYER IDENTIFICATION NUMBERS.—If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.